 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): July 14, 2015
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT	3
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
SIGNATURE	3

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 14, 2015, Ensco plc (the “Company”) announced that James W. Swent III, Executive Vice President and Chief Financial Officer, will be retiring from the Company. Mr. Swent will continue to serve in his current role as Executive Vice President and Chief Financial Officer until the Company has completed the succession process and a new Chief Financial Officer has been named. The completion of the succession process may extend into the first half of next year. The Company expects to enter into a retirement agreement with Mr. Swent and will provide a description of the terms and conditions of the retirement agreement once it is executed by the parties.

Statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements regarding Mr. Swent’s transition period and intention to continue to serve as Chief Financial Officer, succession planning and the appointment of a new Chief Financial Officer. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including those described under “Item 1A. Risk Factors” in Part I of the Company’s most recent annual report on Form 10-K, as updated in its subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: July 15, 2015	/s/ ROBERT W. EDWARDS, III Robert W. Edwards, III Controller

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